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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                          ____________________________




                                    FORM 8-K



                          ____________________________



             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

                      SECURITIES AND EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported):  March 23, 1995



                          ____________________________




                            THE TIMES MIRROR COMPANY

             (Exact Name of Registrant as Specified in its Charter)




          Delaware                            1-13492                      95-4481525
(State or Other Jurisdiction         (Commission File Number)          (I.R.S. Employer
      of Incorporation)                                               Identification No.)


                   Times Mirror Square                        90053
                Los Angeles, California                     (Zip Code)
        (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (213) 237-3700



                                      None

         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.          OTHER EVENTS

         On March 23, 1995, The Times Mirror Company issued the press releases attached hereto as Exhibits 20.1 and 20.2, respectively, each of which is incorporated herein by reference.


ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS

         (c)     Exhibits.

                 The following exhibits are filed with this report on Form 8-K:

                 Exhibit No.                Description
                 -----------                -----------
                    20.1      Press release of the Registrant dated March 23, 1995.
                    20.2      Press release of the Registrant dated March 23, 1995.
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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       THE TIMES MIRROR COMPANY




                                              O. JEAN WILLIAMS
                                        ____________________________
                                              O. Jean Williams
                                    Secretary and Associate General Counsel


April 5, 1995